SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

Arbitron Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-01969	52-0278528

(State or other jurisdiction of incorporation)	(Commission File Number) Identification No.)	(IRS Employer

142 West 57th Street, New York, New York	10019-3300

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 887-1300

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1 Arbitron Inc. News Release dated January 27, 2004

Item 12.	Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 12 of Form 8-K.

                On January 27, 2004, we issued a press release reporting 2003 fourth quarter and year end financial results. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished in this Item 12, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARBITRON INC.
Date: January 27, 2004	By:	/s/ Dolores L. Cody
Dolores L. Cody
Executive Vice President, Legal and Business Affairs, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Arbitron Inc. News Release dated January 27, 2004. This exhibit is deemed to be furnished not “filed” pursuant to Item 12 of Form 8-K.

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